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Prospectus for the
                    ICON FUND
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                                   PROSPECTUS
                                OCTOBER 2, 2000
                                   ICON FUND
                               A U.S. EQUITY FUND


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has any commission determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS.....................................................   3

HOW HAS THE FUND PERFORMED..................................   7

FEES AND EXPENSES OF THE FUND...............................   7

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES,
  PRINCIPAL STRATEGIES AND RISKS............................   9

ADDITIONAL CONSIDERATIONS...................................  10

DISTRIBUTION ARRANGEMENTS...................................  11

ORGANIZATION AND MANAGEMENT OF THE FUNDS....................  12

ABOUT YOUR ACCOUNT..........................................  15

USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES............  17

HOW TO INVEST IN THE FUND...................................  17

HOW TO REDEEM SHARES........................................  19

HOW TO MAKE EXCHANGES.......................................  21


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  ICON Funds  Prospectus Page 2

                  SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES,
                              STRATEGIES AND RISKS

INVESTMENT OBJECTIVES


    The investment objective of the ICON Fund is capital appreciation with a secondary objective of capital preservation to provide long-term growth.


PRINCIPAL STRATEGIES


    ICON Fund achieves its objective through investing primarily in the common stock and securities convertible into common stock of U.S issuers. The focus of the ICON Fund is industry rotation from a universe of 123 specific industries categorized within 11 economic sectors.



    The Fund's investment adviser believes the primary key to successful investing in the U.S. stock market is directly tied to sector rotation. Our key to successful sector performance is through timely industry rotation within each sector. This means that the ICON Fund portfolio will change sectors from time to time and that the portfolio, within each sector, will change industries from time to time. While sectors and industries may change as new industries appear or as industries consolidate, the sector and industries the portfolio manager chooses from are listed below:



NAME OF SECTOR                  INDUSTRIES WILL INCLUDE, BUT ARE
                                NOT LIMITED TO:
Materials                       Aluminum; Commodity Chemicals;
                                Construction Materials; Diversified
                                Chemicals; Diversified Metals &
                                Mining; Fertilizers & Agricultural
                                Chemicals; Forest Products; Gold;
                                Industrial Gases; Metal & Glass
                                Containers; Paper Packaging; Paper
                                Products; Precious Metals &
                                Minerals; Specialty Chemicals; and
                                Steel.


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  ICON Funds  Prospectus Page 3

NAME OF SECTOR                  INDUSTRIES WILL INCLUDE, BUT ARE
                                NOT LIMITED TO:
Consumer Discretionary          Advertising; Apparel & Accessories;
                                Apparel Retail; Auto Parts &
                                Equipment; Automobile
                                Manufacturers; Catalog Retail;
                                Computer & Electronics Retail;
                                Consumer Electronics; Department
                                Stores; Distributors; Footwear;
                                General Merchandise Stores; Home
                                Furnishings; Home Improvement
                                Retail; Homebuilding; Household
                                Appliances; Housewares &
                                Specialties; Internet Retail;
                                Motorcycle Manufactures;
                                Photographic Products; Specialty
                                Stores; Textiles; and Tires &
                                Rubber.
Energy                          Integrated Oil & Gas; Oil &
                                Gas Drilling; Oil & Gas Equipment &
                                Services; Oil & Gas Exploration &
                                Production; and Oil & Gas Refining
                                & Marketing.
Financial                       Banks; Consumer Finance;
                                Diversified Financial Services;
                                Insurance Brokers; Life & Health
                                Insurance; Multi-Line Insurance;
                                MultiSector Holdings; Property &
                                Casualty Insurance; Real Estate
                                Investment Trusts; Real Estate
                                Management & Development; and
                                Reinsurance.



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  ICON Funds  Prospectus Page 4

NAME OF SECTOR                  INDUSTRIES WILL INCLUDE, BUT ARE
                                NOT LIMITED TO:
Healthcare                      Biotechnology; Health Care
                                Distributors & Services; Health
                                Care Equipment; Health Care
                                Facilities; Health Care Supplies;
                                Managed Health Care; and
                                Pharmaceuticals.
Leisure and Consumer Staples    Broadcasting/Cable; Casinos &
                                Gaming; Leisure Products; Hotels;
                                Publishing & Printing; Tobacco;
                                Agricultural Products; Brewers;
                                Distillers & Vintners; Drug Retail;
                                Food Distributors; Food Retail;
                                Household Products; Leisure
                                Facilities; Meat, Poultry & Fish;
                                Movies & Entertainment; Packaged
                                Foods; Personal Products; Soft
                                Drinks; Restaurants.
Information Technology          Application Software; Computer
                                Hardware; Computer Storage &
                                Peripherals; Electronic Equipment &
                                Instruments; Internet Software &
                                Services; IT Consulting & Services;
                                Networking Equipment; Office
                                Electronics; Semiconductor
                                Equipment; Semiconductors; Systems
                                Software; and Telecommunications
                                Equipment.
Telecommunication & Utilities   Electric Utilities; Gas Utilities;
                                Multi-Utilities; Water Utilities;
                                Alternative Carriers; Integrated
                                Telecommunications Services; and
                                Wireless Telecommunication
                                Services.



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  ICON Funds  Prospectus Page 5

NAME OF SECTOR                  INDUSTRIES WILL INCLUDE, BUT ARE
                                NOT LIMITED TO:
Industrials                     Aerospace & Defense; Air Freight &
                                Couriers; Airlines; Airport
                                Services; Building Products;
                                Commercial Printing; Construction &
                                Engineering; Construction & Farm
                                Machinery; Data Processing
                                Services; Diversified Commercial
                                Services; Electrical Components &
                                Equipment; Employment Services;
                                Environmental Services; Heavy
                                Electrical Equipment; Highways &
                                Railtracks; Industrial
                                Conglomerates; Industrial
                                Machinery; Marine; Marine Ports &
                                Services; Office Services &
                                Supplies; Railroads; Trading
                                Companies & Distributors; and
                                Trucking.


    The ICON Fund is managed using a value-based tactical allocation, sector rotation approach. The portfolio manager for the ICON Fund strives to add value by under-weighting and over-weighting industries within each sector. The strategy focuses primarily on industries and companies comprising the Standard & Poors SuperComposite 1500 Index, which have been divided into industry groups or sectors as set forth in the table above. As a result, the Fund primarily will select stocks from large-cap 500, mid-cap 400, and small-cap 600 indexes, and generally will have a minimum of 50-100 stocks for diversification. The ICON Fund seeks to invest in high quality companies that are "on sale". The portfolio manager attempts to produce above average returns compared to a broad market index or benchmark.

    The portfolio manager uses this value, bargain-hunting approach to identify industries that are bargains. That is, most of the stocks in an industry have fallen out of favor. They're cheap, and the portfolio manager believes that it is important to invest in them.


    Unlike the ICON Fund's portfolio managers, most sector rotation managers perform "top down" investing. They try to predict the economy, predict what Congress will do, predict what the Federal Reserve Bank will


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  ICON Funds  Prospectus Page 6
do, and they work their way down to what sectors in which to invest. The ICON Fund's portfolio manager starts at the bottom. The manager identifies the companies within industries based on its value approach; then determines which sectors and industries are on sale; and simply buys them. In other words, it is approached from bottom-up, where industries are acquired because they are bargains.


PRINCIPAL RISKS

    Please keep in mind that no Fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the Fund. As with all equity funds, the share price can fall because of weakness in the market as a whole, weakness in a particular industry, or weakness in specific holdings. The Fund's investments in value stocks carry the risks that the market will not recognize a stock's intrinsic value for a long time, or that a stock believed to be undervalued may actually be appropriately priced. We believe the two main risks of investing in the ICON Fund are market risk and management risk .


    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Small-cap and mid-cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.


    * MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result.

                           HOW HAS THE FUND PERFORMED

    The ICON Fund commences operations on October 2, 2000. As a consequence, the Fund does not have a performance history.

                         FEES AND EXPENSES OF THE FUND

    This table describes the fees and expenses that you may pay if you buy and hold shares of the ICON Fund. THE TABLE DOES NOT REFLECT ANY ADDITIONAL FEES AN INVESTOR WILL PAY TO THE PROFESSIONAL ADVISER/BROKER RESPONSIBLE FOR THE

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  ICON Funds  Prospectus Page 7

SHAREHOLDER'S PURCHASE OR SALE OF FUND SHARES. THOSE FEES SHOULD BE CONSIDERED ALONG WITH FUND AND OTHER EXPENSES INCURRED BY THE SHAREHOLDER.

             SHAREHOLDER FEES               ICON FUND   ICON FUND
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   C SHARES    I SHARES
Sales Charge (Load) Imposed on Purchases       None        None
Deferred Sales Charge (Load)                   None        None
Redemption Fee                                 None        None
Exchange Fee                                   None        None

      ANNUAL FUND OPERATING EXPENSES        ICON FUND   ICON FUND
  (EXPENSES THAT ARE DEDUCTED FROM FUND     C SHARES    I SHARES
                 ASSETS)                          *           *
Management Fees                               0.75%       0.75%
Distribution and/or Service (12b-1) Fees
  (a)                                         1.00%       0.25%
Other Expenses (b)                            0.45%       0.45%
Total Fund Operating Expenses                 2.20%       1.45%

* Fund has not commenced operations. Estimated amounts expected for the first fiscal year

(a) The ICON Fund has adopted a Rule 12b-1 plan which allows the Fund to pay distribution and shareholder service fees for the sale and distribution of its shares. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(b) These expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

HYPOTHETICAL EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

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  ICON Funds  Prospectus Page 8

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              FUND                 1 YEAR   3 YEARS
ICON Fund -- C Shares *             $223     $688
ICON Fund -- I Shares *             $148     $459


*   Fund has not commenced operations.

                       MORE INFORMATION ABOUT THE FUND'S
             INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

ICON FUND

INVESTMENT OBJECTIVES

    The ICON Fund seeks to achieve long-term capital appreciation with a secondary objective of capital preservation to provide long-term growth through investing primarily in equity securities. These securities include common stock and securities convertible into common stock of U.S. issuers.

PRINCIPAL STRATEGIES

    In purchasing common stocks, the portfolio will be tilted toward favored industries and sectors without regard to benchmark or market capitalization weightings. Currently, Standard and Poors has defined 115 industries within the SuperComposite 1500 Index. This number may vary slightly through time as industries drop out, appear or are merged. Under normal conditions, this portfolio will be invested in stocks in only 20 to 35 of those industries. Industries and sectors will be favored with the belief that market movements generally have themes over periods ranging from approximately six months to a couple of years. Industry exposure will change through time as stocks are sold and purchased according to the adviser's system.


    Sector and industry selection and weighting of industries within the Fund are based on the attractiveness of an industry. The portfolio manager uses its proprietary valuation model to analyze its universe of stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. The portfolio manager then groups stocks into their representative industry classifications to determine those industries it deems to be attractive relative to other industries.


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  ICON Funds  Prospectus Page 9

    TEMPORARY DEFENSIVE POSITION: In seeking its primary investment objective of capital appreciation, the Fund may expect that it generally will hold investments for at least six months. However, if the Advisor concludes that economic, market, or industry conditions warrant major adjustments in any Fund's investment positions, or if unusual market conditions or developments dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund. To the extent the Fund takes a defensive position, it may not achieve its stated objective.


PRINCIPAL RISKS

    As stated in the summary, we believe the two main risks of investing in the ICON Fund are market risk and management risk.

    MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Mid-cap stocks are more vulnerable to these fluctuations than large cap stocks, and small-caps are even more vulnerable. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.

    MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result. This risk is common to all mutual funds.

                           ADDITIONAL CONSIDERATIONS


    CONCENTRATION POLICY: ICON Fund will not invest more than 25% of its assets in any one industry except temporarily at times when the Fund is utilizing temporary defensive strategies or when the portfolio is being restructured (that is, when the Adviser is rotating/allocating assets among industries).



    FUNDAMENTAL POLICIES: The investment objectives of the Fund, including its concentration policy, and certain of the limitations set forth in the Statement of Additional Information ("SAI") as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. Fundamental limitations set forth in the


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  ICON Funds  Prospectus Page 10

SAI include, among other things, limiting borrowing to 33 1/3% for temporary, extraordinary purposes; restricting short sales to situations where the security is owned by the Fund; restricting the acquisition of more than 10% of the voting securities of any one issuer; and limiting lending of Fund assets.


    SHAREHOLDER RIGHTS: The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. On matters affecting only one class of shares, the matters will only be submitted to the holders of shares of that class for vote. On all other matters, all shares of the Fund have equal voting rights and liquidation rights.

                           DISTRIBUTION ARRANGEMENTS

    The ICON Fund has adopted of a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the two classes of shares in the ICON Fund. The ICON Fund will accrue monies to pay distribution and/or service fees to broker-dealers and other service providers daily at a rate based on a percentage of assets for each class of shares, computed separately, in order to:

(a) make payments to the ICON Fund's Distributor and to securities dealers and others in respect of the sale of shares of the respective class of the ICON Fund;

(b) pay compensation to and expenses of personnel (including personnel of organizations with which ICON Fund has entered into agreements related to the distribution Plan) who engage in or support distribution of shares of ICON Fund or who render shareholder support services not otherwise provided by ICON Fund's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding ICON Fund, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in ICON Fund, and providing such other shareholder services as ICON Fund may reasonably request;

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  ICON Funds  Prospectus Page 11

(c) form and implement marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d) prepare, print and distribute sales literature;

(e) prepare, print and distribute prospectuses and statements of additional information and reports of ICON Fund for recipients other than existing shareholders of ICON Fund;

(f) obtain information, analyses and reports with respect to marketing and promotional activities as ICON Fund may, from time to time, deem advisable.

    ICON Fund assets may be utilized to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of it's shares, including personal services provided to prospective and existing ICON Fund shareholders, provided the total amount expended pursuant to this Plan does not exceed 0.25% of net assets on an annual basis.

    ADDITIONAL AMOUNT FOR CLASS C SHARES. Fund assets attributable to Class C shares in specific shareholder accounts will be utilized to cover fees paid to broker-dealers and others for marketing, sales and promotional services related to distribution of said shares in an amount not to exceed 0.75% of net assets on an annual basis, for a total of 1.00%.


    Because distribution related fees with respect to each class of shares are paid out of ICON Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

HOW IS THE ICON FUND ORGANIZED?

    The ICON Fund is a diversified "open-end management investment company" or mutual fund. Mutual funds pool money from shareholders and invest it to try to achieve specified objectives.

    The ICON Fund is a subtrust or series of the ICON Funds which was formed on September 19, 1996, as a "business trust" under the laws of the Commonwealth of Massachusetts. ICON Funds is a "series" company which is authorized to issue shares without par value in separate series of the

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  ICON Funds  Prospectus Page 12
same class. Shares of numerous series have been authorized. The Board of Trustees has the power to create additional portfolios at any time without a vote of shareholders. No annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share.

WHO RUNS THE FUNDS?

TRUSTEES

    The business affairs of each Fund are governed by the Funds' Board of Trustees. The Trustees meet regularly to establish and review policies, review the Funds' investments, performance, expenses, contracts, and other business affairs. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.


PORTFOLIO MANAGEMENT--THE INVESTMENT ADVISER


    Meridian Investment Management Corporation, of 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112, furnishes investment advice to the Fund and manages each Fund's investments. As successor to an advisory service established in 1986, Meridian was incorporated in Colorado in April 1991. It is owned by Dr. Craig T. Callahan. Meridian's sole business is the management and service of growth-oriented portfolios to meet the investment needs of its clients. Meridian manages more than $450 million for clients which include individuals, pension and profit sharing plans, foundations, endowments, and public retirement systems. Meridian's value-based investment style utilizes fundamental procedures and quantitative tools developed internally.

    The investment decisions for the ICON Fund are made by the Advisor's Investment Committee. The Investment Committee is primarily responsible for the day-to-day management of the ICON Fund's portfolio. The Committee meets regularly as well as when circumstances dictate. Quantitative data and investment recommendations are presented by members of the research team and are discussed by the Committee. Decisions concerning industries for the Fund are agreed upon by the Committee. The portfolio managers are responsible for selecting the securities in each industry. The analysts provide all of the data necessary to make decisions at the portfolio manager and investment committee level.

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  ICON Funds  Prospectus Page 13

Once an investment decision has been reached, trading instructions are executed by the trading department.

    Dr. Craig T. Callahan is Chairman of the Investment Committee and a portfolio manager. He also directs Meridian's investment research and analysis. Dr. Callahan has been Chief Investment Officer for the Advisor and its predecessor since 1986. He previously obtained a Doctorate of Business Administration (Finance) degree from Kent State University, and began his investment career in 1979.


    Dr. Nicholas G. Azari is a portfolio manager for Meridian and a member of the Investment Committee. He joined Meridian in September 1999. He previously obtained a PhD in Electrical Engineering from Cornell University. Dr. Azari began his investment career in 1994 with IMPEX Trading Corp. as an assistant portfolio manager and analyst. In 1997 he joined Cobank as senior quantitative analyst.


THE MANAGEMENT FEE

    For the services provided to the ICON Funds, Meridian receives a monthly fee. The fee is calculated at an annual rate. It is based on the Fund's average daily net assets. The fee for the ICON Fund is 0.75% of the average daily net assets.

    The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes to the extent not covered by ICON Fund's distribution plan. Subject to regulations and its obligation to seek best execution, the Advisor may give consideration to sales of shares of the Fund as a factor in selecting brokers and dealers to execute portfolio transactions.

    The Advisor may, from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders.

THE ADMINISTRATOR

    ICON Funds retains Meridian as administrator to manage its business affairs and provide administrative services. Some of these services include reporting to regulators, such as the SEC, and providing necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Funds. The fee is calculated at an average annual rate of

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  ICON Funds  Prospectus Page 14

0.05%, declining to 0.04% for net assets above $500 million. Some employees of Meridian act as officers of ICON Funds.

THE DISTRIBUTOR

    ICON Funds retains Meridian Clearing Corporation, an affiliate of the Advisor, to act as the principal distributor of ICON Fund shares.
Craig T. Callahan and Erik L. Jonson are officers of the distributor and officers of the ICON Fund. The ICON Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders.

    The ICON Fund pays all other expenses for its operations and activities. ICON Fund pays its allocable portion of ICON Funds' series level expenses. The expenses borne by the ICON Fund include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                               ABOUT YOUR ACCOUNT

PRICING SHARES AND RECEIVING SALES PROCEEDS

    Here are some procedures you should know when investing in the ICON Fund.

HOW AND WHEN SHARES ARE PRICED

    The share price (also called the net asset value or NAV) for the ICON Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. Eastern time, each day the New York Stock Exchange is open for business. To calculate the NAV, the ICON Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The net asset value per share of the ICON Fund will fluctuate.

    When ICON Fund calculates its share price, it values the securities held at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time

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  ICON Funds  Prospectus Page 15
when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Board of Trustees.

HOW YOUR PURCHASE, SALE OR EXCHANGE PRICE IS DETERMINED

    If your request is received in "proper order" (as defined on p. 16) by our Transfer Agent in correct form by 4 p.m. Eastern time, your transaction will be priced at that day's NAV. If your request is received after 4 p.m. Eastern time, it will be priced at the next day's NAV.

HOW YOU CAN RECEIVE THE PROCEEDS FROM A SALE

    If your redemption request is received by our Transfer Agent in correct form by 4 p.m. Eastern time, proceeds are sent within five business days. You may receive redemption payments in the form of a check or federal wire transfer. If you use a broker to redeem, the broker may charge a transaction fee for the redemption. There is no charge for wire redemptions; however, the Fund reserves the right to charge for this service in the future.

OTHER PURCHASE INFORMATION

    Dividends begin to accrue after you become a shareholder. The ICON Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the ICON Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the ICON Fund, and a fee of $20 will be charged. If you are already a shareholder, the ICON Fund can redeem shares from any identically registered account in the ICON Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the ICON Fund.

    Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. ICON Funds have reserved the right to refuse investments from shareholders who engage in short-term trading.

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  ICON Funds  Prospectus Page 16

                USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

DIVIDENDS, CAPITAL GAIN AND TAXES

UNITED STATES TAXES

    Dividends and capital gain distributions are reinvested, without charge, in additional fund shares, unless you select differently on your new account form. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. The advantage of reinvesting distributions arises from you receiving income dividends and capital gains distributions on a rising number of shares. Dividends not reinvested are paid by check or wire to your financial institution.

    The Fund expects to distribute almost all of its net investment income, if any, and any net realized capital gains, at least once each year. Each January, the Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year.

    Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income. This occurs whether the dividend or distribution was received in cash or reinvested in additional shares. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

    You should consult your own tax advisor about your particular situation. For more information about other tax matters, see the SAI.

                           HOW TO INVEST IN THE FUND

    Shares of ICON Fund are sold on a continuous basis. You may invest any amount you choose as often as you wish. However, the minimum amount of an initial investment in the ICON Fund is $1,000. Shares may also be purchased through a broker-dealer or other financial institution authorized by the Fund's distributor, and you may be charged a fee for this service by that broker-dealer or institution.

    INITIAL PURCHASE BY MAIL: You may purchase shares of the ICON Fund by completing and signing the investment application form

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  ICON Funds  Prospectus Page 17
which accompanies this Prospectus and mailing it in proper form, together with a check (subject to the above minimum amounts) made payable to ICON Fund and sent to the address listed below. If you prefer overnight delivery, use the overnight street address listed below. Cash is not accepted.

U.S. MAIL:                       OVERNIGHT:
ICON Funds                       ICON Funds
Mutual Fund Services             Mutual Fund Services - Third Floor
Post Office Box 701              615 East Michigan Street
Milwaukee, Wisconsin 53201-0701  Milwaukee, Wisconsin 53202

    Your purchase of shares of ICON Funds will be effected at the next share price calculated after receipt of your investment. The beneficial owners' custodians will agree to provide the Fund with the states in which the beneficial owners reside at the time of purchasing shares so that the Fund can comply with applicable state laws.

    INITIAL PURCHASE BY WIRE: You may also purchase shares of the ICON Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If the money is to be wired, you must call the Transfer Agent at 1-800-764-0442 for wiring instructions. You should be prepared to provide the information on the application to the Transfer Agent.

    You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the ICON Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by ICON Funds.

    ADDITIONAL INVESTMENTS: Shareholders may add to their account at any time by purchasing shares by mail or by wire according to the above instructions. Shareholders should notify the Transfer Agent at 1-800-764-0442 prior to sending their wire. The remittance form which is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number in order to assure that funds are credited properly.

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  ICON Funds  Prospectus Page 18

    AUTOMATIC INVESTMENT PLAN: You may make regular investments in the ICON Fund with the Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

    TAX SHELTERED RETIREMENT PLANS: Since the ICON Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact your adviser for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable.

                              HOW TO REDEEM SHARES

    REDEMPTIONS BY MAIL: You may redeem any part of your account in the ICON Funds at no charge by mail. Your request should be addressed to:

                     ICON Funds
                     Mutual Fund Services
                     Post Office Box 701
                     Milwaukee, Wisconsin 53201

    "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions in excess of $25,000, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the ICON Fund or Firstar Mutual Fund Services, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

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  ICON Funds  Prospectus Page 19

    REDEMPTIONS BY TELEPHONE: If an election is made on the investment application (or subsequently in writing), you may redeem any part of your account in the ICON Fund by calling the Transfer Agent at 1-800-764-0442. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

    The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving, and in a timely fashion responding to, telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

    SPECIAL REDEMPTION ARRANGEMENTS: Special arrangements may be made by institutional investors or on behalf of accounts established by brokers, advisers, banks or similar institutions to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call 1-800-764-0442.

    ADDITIONAL INFORMATION: If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-800-764-0442. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed, or when trading is restricted for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

    Because the ICON Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if

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  ICON Funds  Prospectus Page 20
the value of his or her shares in the Fund is less than $5,000 due to redemption, or other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares to the minimum amount within the 30 day period. Each share is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

    ICON Fund has the authority to redeem existing accounts and to refuse a potential account if the Fund reasonably determines that the failure to redeem, or to prohibit, would have a material adverse consequence to the Fund and its shareholders.

                             HOW TO MAKE EXCHANGES

    Shares of the ICON Fund may be exchanged for shares of any other series of ICON Funds based on the respective net asset values of each Fund involved. An exchange may be made by following the redemption procedure described above under "How to Redeem Shares" or if a telephone redemption has been elected, by calling the transfer agent at 1-800-764-0442. The other ICON Funds are offered by a separate prospectus, which should be received and read prior to investment. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes.

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  ICON Funds  Prospectus Page 21

NOTICE OF PRIVACY POLICIES AND PROCEDURES
We collect non-public personal information about you from the following sources:
(i) information we receive from you on applications or other forms; and (ii) information about your transactions with us.
Our policies prohibit disclosure of non-public personal information about its present or former individual shareholders to anyone, EXCEPT as permitted or required by law AND EXCEPT as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.
All services provided to you and all records containing your non-public personal information are through or at our service providers. These entities include our transfer agent, administrative service provider and investment adviser. Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and, require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public personal information about you to the entities described above.


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  ICON Funds  Prospectus Page 22

                                     [LOGO]


Offered By This Prospectus:
ICON Fund, a U.S. Equity Fund


Offered By a Separate Prospectus:


U.S. EQUITY FUNDS                           INTERNATIONAL EQUITY FUNDS
ICON Materials Fund                         ICON Asia Region Fund
ICON Consumer Discretionary Fund            ICON South Pacific Region Fund
ICON Energy Fund                            ICON North Europe Region Fund
ICON Financial Fund                         ICON South Europe Region Fund
ICON Healthcare Fund                        ICON Western Hemisphere Fund
ICON Leisure and Consumer Staples Fund
ICON Information Technology Fund            FIXED INCOME FUND
ICON Telecommunications & Utilities Fund    ICON Short-Term Fixed Income Fund
ICON Industrials Fund


INVESTMENT ADVISER
Meridian Investment Management Corporation

ADMINISTRATOR
Meridian Investment Management Corporation
DISTRIBUTOR
Meridian Clearing Corporation
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
COUNSEL
Charles W. Lutter, Jr.
TRANSFER AGENT
Firstar Mutual Fund Services, LLC
CUSTODIAN
Firstar Bank Milwaukee

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  ICON Funds  Prospectus Page 23

                                     [LOGO]

FOR FURTHER INFORMATION

More information about the ICON Fund is available to you free of charge. The Fund's Annual and Semi-Annual Reports contain the Fund's financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance in these reports. In addition, a Statement of Additional Information (SAI) containing more detailed information about the ICON Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semi-Annual Reports and the SAI from the ICON Funds:

BY TELEPHONE     Call 1-888-389-4266

BY MAIL          ICON Funds
                 c/o Meridian Investment Management Corporation
                 12835 East Arapahoe Road, Tower II
                 Englewood, Colorado 80112

IN PERSON        Meridian Investment Management Corporation
                 12835 East Arapahoe Road, Tower II
                 Englewood, Colorado 80112

ON THE INTERNET  www.iconfunds.com or text-only
                 versions of fund documents can be
                 viewed or downloaded from the
                 Securities and Exchange Commission's
                 internet site at www.sec.gov


BY MAIL, E-MAIL OR IN PERSON FROM THE  Visit, write or e-mail:
SECURITIES AND EXCHANGE COMMISSION     SEC's Public Reference Section
(YOU WILL PAY A COPYING FEE)           Washington, D.C. 20549-6009
                                       (202) 942-8090 For hours of
                                       operation.
                                       e-mail address: publicinfo@sec.gov


                                              ICON Funds' SEC File No. 811-07883

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  ICON Funds  Prospectus Page 24

[LOGO]ICONFUNDS

FROM MERIDIAN INVESTMENT MANAGEMENT CORPORATION

12835 East Arapahoe Road
Tower II, Penthouse
Englewood, Colorado  80112
Telephone: (303) 790-1600
Toll-Free: (888) 389-4266
Facsimile: (303) 799-8768
E-Mail: icon@mimcorp.com

--------------------------------------------------------------------------------

Distributed by
MERIDIAN  CLEARING CORP.
12835  East Arapahoe Road
Tower II, Penthouse
Englewood, Colorado  80112

--------------------------------------------------------------------------------

For more information contact
FIRSTAR TRUST COMPANY
Toll-Free: (800) 764-0442

--------------------------------------------------------------------------------

This prospectus does not constitute an offering in any jurisdiction in which such an offering may not lawfully be made. No person is authorized to make any representations in connection with this offering, other than those contained in this prospectus.

                                     [LOGO]
                                   ICON FUNDS



                                 OCTOBER 2, 2000



                       STATEMENT OF ADDITIONAL INFORMATION



                                  ICON Fund

                                  ICON Materials Fund (formerly ICON Basic
                                   Materials Fund)
                                  ICON Consumer Discretionary Fund (formerly
                                   ICON Consumer Cyclicals Fund)
                                  ICON Energy Fund
                                  ICON Financial Fund (formerly ICON
                                   Financial Services Fund)
                                  ICON Healthcare Fund
                                  ICON Leisure and Consumer Staples Fund
                                   (formerly ICON Leisure Fund)
                                  ICON Information Technology Fund (formerly
                                   ICON Technology Fund)
                                  ICON Telecommunication & Utilities Fund
                                  ICON Industrials Fund (formerly ICON
                                   Transportation Fund)

                                  ICON Asia Region Fund
                                  ICON South Pacific Region Fund
                                  ICON North Europe Region Fund
                                  ICON South Europe Region Fund
                                  ICON Western Hemisphere Fund

                                  ICON Short-Term Fixed Income Fund



This Statement of Additional Information is not a prospectus. It relates to the Prospectus for the ICON Funds listed above, dated October 2, 2000, for ICON Fund, and January 20, 2000, for the other listed ICON Funds, as it may be amended or supplemented from time to time. The SAI should be read in conjunction with the Prospectus and Annual Reports, all of which may be obtained by writing the Advisor at 12835 E. Arapahoe Road Tower II, PH, Englewood, CO 80112 or by calling 1-888-389-4266.


ICON FUNDS Statement of Additional Information PAGE 1

                                TABLE OF CONTENTS

THE ICON FUNDS                                                       3

INVESTMENT POLICIES AND RESTRICTIONS                                 3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
         AND RISK CONSIDERATIONS                                     5

TEMPORARY DEFENSIVE POSITION                                        14

PORTFOLIO TURNOVER                                                  15

TRUSTEES AND OFFICERS                                               15

PRINCIPAL SHAREHOLDERS                                              16

THE INVESTMENT ADVISOR                                              17

ADMINISTRATIVE SERVICES                                             18

CUSTODIAN                                                           19

TRANSFER AGENT                                                      19

INDEPENDENT ACCOUNTANTS AND COUNSEL                                 19

DISTRIBUTOR                                                         19

PORTFOLIO TRANSACTIONS-BROKERAGE ALLOCATION                         19

PURCHASE AND REDEMPTION OF SHARES                                   20

DETERMINATION OF SHARE OFFERING PRICE                               21

TAX STATUS                                                          21

OTHER TAX CONSIDERATIONS                                            22

CALCULATION OF PERFORMANCE DATA                                     24
         Total Return                                               25
         Yield                                                      26
         Non-standardized Total Return                              26

ADDITIONAL INFORMATION ABOUT THE FUNDS                              26

CODE OF ETHICS                                                      27

FINANCIAL STATEMENTS                                                28


ICON FUNDS Statement of Additional Information PAGE 2

THE ICON FUNDS

ICON Funds is an investment company registered with the Securities and Exchange Commission ("SEC"). ICON Funds was organized as a "business trust" under the laws of the Commonwealth of Massachusetts on September 19, 1996. There are numerous series within the ICON Funds. Each series or mutual fund represents a separate portfolio of securities.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Prospectus describes the investment objective of each of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

Each Fund has adopted investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. This means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

No Fund may:

         (1) Issue senior securities.

         (2) Borrow money, except that the Fund may borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes.

         (3) Underwrite the securities of other issuers.

         (4) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

         (5) Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

         (6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more


ICON FUNDS Statement of Additional Information PAGE 3
             than one-third of the Fund's net assets.
         (7) Purchase any security on margin, except that it may obtain short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity utilizing financial futures and related options.

         (8) Make short sales in situations where the security is not owned by a Fund.

         (9) Acquire more than 10% of the voting securities of any one issuer.

         (10)Invest more than 5% of the value of its total assets, with respect to 50% of a Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

The following investment restrictions may be changed by the Board of Trustees without a shareholder vote:

         No Fund may:

         (11) Invest in companies for the purpose of exercising control of management.

         (12) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

         (13) Invest more than 15% of its net assets in illiquid securities.

         (14) Invest in oil, gas or other mineral leases.

         (15) In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Funds may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

         (16) Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these restrictions.


ICON FUNDS Statement of Additional Information PAGE 4

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques it may use, as described in the Prospectus.

EQUITY SECURITIES: Except for the Short-Term Fixed Income Fund, each Fund may invest in equity securities, including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

DEBT SECURITIES: Each Fund may temporarily invest in short-term debt securities. Each Fund will limit its investment in fixed income securities to corporate debt securities and U.S. government securities. Debt securities are generally considered to be interest rate sensitive. This means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

CORPORATE DEBT SECURITIES: Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund will only invest in corporate debt securities rated A or higher by Standard & Poor's Corporation or Moody's Investors Services, Inc.

U.S. TREASURY OBLIGATIONS: U.S. Treasury obligations consist of bills, notes, and bonds issued by the U.S. Treasury as well as separately traded interest and principal components parts of those obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the federal book-entry system.

U.S. TREASURY STRIPS: U.S. Treasury STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security for both accounting and tax purposes. Because of these features, those securities may be subject to greater interest rate volatility than interest-paying investments.

U.S. GOVERNMENT OBLIGATIONS: U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS: A Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Fund in an amount equal to the


ICON FUNDS Statement of Additional Information PAGE 5 commitments of the Funds to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Fund will direct its Custodian to place the securities in a separate account. A Fund will direct its Custodian to segregate such assets for when, as and if issued commitments only when it determines that issuance of the security is probable. When a separate account is maintained, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of a Fund until the Advisor determines that issuance of the security is probable. At such time, a Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

Securities purchased on a forward commitment basis and subject to reverse repurchase agreements are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way; i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, a Fund remains substantially fully invested at the same time that it has purchased on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

LEVERAGING: Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

PUT AND CALL OPTIONS: Each Fund may purchase and sell futures contracts and options (i) to hedge against changes in market conditions; and (ii) to provide market exposure while attempting to reduce transaction costs.

PURCHASING PUT OPTIONS: Each Fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying

ICON FUNDS Statement of Additional Information PAGE 6 instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

WRITING PUT OPTIONS: When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

If the underlying prices rise, a put writer would generally expect to profit. Although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

PURCHASING CALL OPTIONS: Each Fund may purchase call options on securities which each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. Each Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.


ICON FUNDS Statement of Additional Information PAGE 7

SELLING (OR WRITING) COVERED CALL OPTIONS: Each Fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the hedged security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

COMBINED POSITIONS: A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES: Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

Options and futures prices also can diverge from the prices of their underlying instruments or precious metals, even if the underlying instruments or precious metals match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument or precious metal, and the time remaining until expiration of the contract, which may not affect the security or the precious metal prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities or precious metal markets, structural differences in how options and futures and securities or precious metal are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities or precious metal it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or precious metals, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS: There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their "strike" prices are not close to the underlying instrument or precious metal's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions.


ICON FUNDS Statement of Additional Information PAGE 8

If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired. In addition, one of the requirements for qualification as a regulated investment company for tax purposes in that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

CLOSING TRANSACTIONS: Each Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. A Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

LIMITATIONS: Each Fund will purchase and sell only options that are listed on a securities exchange or quoted on NASDAQ. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect a futures or option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS: In order to remain fully invested, and to reduce transaction costs, each Fund may purchase and sell index futures contracts or purchase and sell options thereon as a hedge against changes in market conditions. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities are made.

SEGREGATED ASSETS AND COVERED POSITIONS: When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed delivery basis, a Fund will restrict cash, which may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

The restricted cash or liquid securities will either be identified as being restricted in a Fund's accounting records or physically segregated in a separate account at Firstar Trust Company, the Fund's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted


ICON FUNDS Statement of Additional Information PAGE 9 cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a Fund.

Fund assets need not be segregated if a Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. A Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established. A Fund could cover a call option which it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

OTC OPTIONS: Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and "strike" price, the terms of over-the-counter options i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

ILLIQUID INVESTMENTS: Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Trust to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options, and restricted securities. However, with respect to OTC options which the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

FOREIGN SECURITIES: Each International Fund invests in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from those securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign


ICON FUNDS Statement of Additional Information PAGE 10 securities markets generally have less trading volume and less liquidity than U.S. markets. Further, prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to those restrictions.

FOREIGN CURRENCY TRANSACTIONS: Investments in foreign companies usually involve use of currencies of foreign countries. A Fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the Fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that


ICON FUNDS Statement of Additional Information PAGE 11 is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure.

A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may


ICON FUNDS Statement of Additional Information PAGE 12 be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

A Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS: Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (often a month or more later). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring those securities, but the Fund may sell these securities before the settlement date if is deemed advisable. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and Fund bears the risk of market value fluctuations. Each Fund maintains, in a segregated account, cash, U.S. Government securities, or other high-grade portfolio securities readily convertible into cash having an aggregate value at least equal to the amount of purchase commitments.

REPURCHASE AGREEMENTS: Each Fund may invest in repurchase agreement. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which the Fund engages will require


ICON FUNDS Statement of Additional Information PAGE 13 collateralization equal to at least 102% of the Seller's obligation during the entire term of the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor.

ILLIQUID AND RULE 144A SECURITIES: Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of a Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Trust's Board of Trustees has delegated to the Advisor, the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board.

LOANS OF PORTFOLIO SECURITIES: Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and will require that proxies and other materials be provided in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. A Fund will not lend securities with an aggregate market value of more than one-third of the Fund's net assets.

RESTRICTED SECURITIES: Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where the registration is required, a Fund holding restricted securities may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

                          TEMPORARY DEFENSIVE POSITION

In seeking its primary investment objective of capital appreciation, a Fund may expect that it generally will hold investments for at least six months. However, if the Advisor concludes that economic, market, or industry conditions warrant major adjustments in any Fund's investment positions or if unusual market conditions or developments dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund.


ICON FUNDS Statement of Additional Information PAGE 14

                               PORTFOLIO TURNOVER

The Advisor buys and sells securities for the Funds to accomplish its investment objectives. The Funds' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Funds' investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. A change in the securities held by a Fund is known as "portfolio turnover." It is anticipated that portfolio turnover for each fund will generally not exceed 100%. However, the Funds are to be used by other investment advisers allocating client assets between various sectors or countries. If those advisers move client assets in and out of a Fund, that Fund's portfolio turnover rate could be significantly greater. Portfolio turnover rates for prior fiscal periods are set forth in the "Financial Highlights" portion of the prospectus.

                              TRUSTEES AND OFFICERS

The Funds are supervised by a board of Trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

-------------------------------------------------------------------------------------------------------------------------
Name, Age and Address            Position                  Principal Occupation During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------
Craig T. Callahan *              President and Trustee     President  of Meridian  Management  & Research  Corporation,
Age: 49                          (Since Inception)         President and Chief Investment  Officer of the Advisor,  and
52 Glenmoor Way                                            President of Meridian  Clearing  Corporation,  the principal
Englewood, CO 80110                                        underwriter for the Funds.
-------------------------------------------------------------------------------------------------------------------------
R. Michael Sentel                Trustee,                  Attorney  for U.S.  Department  of Education  since  October
Age: 52                          Audit Committee Member    1996;  owner  of  Sentel &  Company  from  1994 to  present;
15663 Wedge Way                  (Since Inception)         Counsel  (Section Chief) of Professional  Liability  Section
Morrison, CO 80465                                         of FDIC's Litigation Division from 1991 to 1994.
-------------------------------------------------------------------------------------------------------------------------
James W. Hire                    Trustee,                  Principal of Hire & Associates since 1988.
Age: 52                          Audit Committee Member
5761 Harborage Drive             (Since Inception)
Ft. Myers, FLA 33908
-------------------------------------------------------------------------------------------------------------------------
Glen F. Bergert                  Trustee,                  President, Venture Capital Management LLC
Age:  50                         Audit Committee Member    since 1997; Partner, KPMG Peat Marwick, LLP
1010 Brentwater Road             (Since February 1999)     from 1979 to 1997.
Camp Hill, PA 17011
-------------------------------------------------------------------------------------------------------------------------
Erik L. Jonson, CPA              Vice President and        Chief   Financial   Officer   and   Secretary   of  Meridian
Age: 50                          Chief Financial           Management & Research Corporation,  owner of Erik L. Jonson,
9465 West Geddes Place           Officer, Chief            CPA from 1986 to 1996.
Littleton, CO 80112              Accounting Officer
-------------------------------------------------------------------------------------------------------------------------


ICON FUNDS Statement of Additional Information PAGE 15

-------------------------------------------------------------------------------------------------------------------------
Deborah Zele Urtz                Chief Compliance          Chief  Compliance  Officer  of the  Advisor,  Financial  and
Age: 36                          Officer and               Operations Principal of Meridian Clearing  Corporation,  the
5928 E. Weaver Circle            Secretary of              principal  underwriter of the Funds; 14 years  experience in
Englewood, CO 80111              the Trust                 securities industry in operations and compliance.

-------------------------------------------------------------------------------------------------------------------------

The compensation paid to the Trustees of the Trust during the fiscal year ended September 30, 1999, is set forth in the following table. Trustee fees are Trust expenses and each fund of the Trust pays a portion of the Trustee fees.

-------------------------------------------------------------------------------------------------------------------------
                       Aggregate              Pension or Retirement      Estimated Annual      Total Compensation from
                       Compensation from      Accrued As Part of Fund    Benefits Upon         Trust (the Trust is not in
Name                   Trust                  Expenses                   Retirement            a Fund Complex)
-------------------------------------------------------------------------------------------------------------------------
Craig T. Callahan                        $0                          $0                  $0                          $0
-------------------------------------------------------------------------------------------------------------------------
R. Michael Sentel                    $8,000                          $0                  $0                      $8,000
-------------------------------------------------------------------------------------------------------------------------
James W. Hire                        $8,000                          $0                  $0                      $8,000
-------------------------------------------------------------------------------------------------------------------------
Glen F. Bergert                      $6,000                          $0                  $0                      $6,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL                               $22,000                          $0                  $0                     $22,000
-------------------------------------------------------------------------------------------------------------------------

                             PRINCIPAL SHAREHOLDERS

As of September 6, 2000, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds except:


                                                     Fund                                   Amount owned
                                                     ---------------------------------------------------
   Charles Schwab & Co., Inc.,                       ICON Energy Fund                             12.45%
   101 Montgomery Street                             ICON Financial Fund                          15.12%
   San Francisco, CA  94104                          ICON Information Technology Fund             14.08%
      (record owner)                                 ICON Telecommunication &
                                                          Utilities Fund                           7.90%
                                                     ICON Industrials Fund                         5.57%
                                                     ICON Asia Region Fund                        28.04%
                                                     ICON North Europe Region Fund                 9.31%
                                                     ICON Short-Term Fixed Income Fund             6.79%

   National Financial Services Corp.                 ICON Short-Term Fixed Income Fund            15.84%
   P.O. Box 3908
   Church Street Station
   New York, NY  10008
   (record owner)

   Jack White & Company                              ICON Asia Region Fund                         5.59%
   9191 Towne Centre Drive, Suite 220
   San Diego, California  92122
   (record owner)


ICON FUNDS Statement of Additional Information PAGE 16


   Hunters Creek LLC                                 ICON Short-Term Fixed Income Fund  15.80%
   22463 Sunnydale Street
   Saint Clair Shores, MI  48081
   (record owner)

   Resources Trust Corporation
   P.O. Box 5900                                     ICON Materials Fund                          92.68%
   Denver, Colorado 80217                            ICON Consumer Discretionary Fund             93.55%
   (record owner)                                    ICON Energy Fund                             78.68%
                                                     ICON Financial Fund                          81.46%
                                                     ICON Healthcare Fund                         93.64%
                                                     ICON Leisure and Consumer Staples Fund       94.82%
                                                     ICON Information Technology Fund             79.42%
                                                     ICON Telecommunication &
                                                          Utilities Fund                          88.63%
                                                     ICON Industrials Fund                        90.41%
                                                     ICON Asia Region Fund                        58.29%
                                                     ICON North Europe Region Fund                84.40%
                                                     ICON South Europe Region Fund                90.51%
                                                     ICON Short-Term Fixed Income Fund            51.77%


These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers. The Trust is not aware of any person who beneficially owns more than 5% of the outstanding shares of any of the Funds. As of September 6, 2000, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund.

                             THE INVESTMENT ADVISOR

The Trust retains Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, Englewood, Colorado 80112 (the "Advisor") to manage each Fund's investments. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Prior to January 2, 1999, Michael J. Hart and Dr. Craig T. Callahan each owned 50% of MM&R. Beginning January 2, 1999, Dr. Callahan became the sole owner of MM&R. He may be deemed to control the Advisor due to his ownership of MM&R shares and his position as an officer and director of the Advisor.

As shown in the table above, Mr. Jonson and Ms. Urtz hold positions with both the Advisor, its affiliates, and the Funds, but have no ownership positions with the Adviser or its affiliates.

Under the terms of the Advisory Agreement, the Advisor manages the Funds' investments subject to approval of the Board of Trustees. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% for the ICON U.S. Equity Funds of the average daily net assets; 1.00% for the ICON Foreign Equity Funds; 0.65% for the ICON Fixed Income Fund; and 0.75% for the ICON Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. The Fund is responsible for the payment of all expenses incurred in connection with the organization and initial registration of shares of a Fund. Below is a table which shows the advisory fees paid from inception.


ICON FUNDS Statement of Additional Information PAGE 17

The Board of Trustees voted (including a majority of the "disinterested Trustees") and shareholder approval was given for the Advisory Agreement through October 1998. The Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each Fund, as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or (ii) by the Board of Trustees of the Trust, and/or by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. As of the date of this SAI, the Advisory Agreement has been continued through October 200 . The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

                                         1999        1998       1997
ICON Materials                        $171,976    $ 13,982    $182,197
ICON Consumer Discretionary            582,809      43,472      45,054
ICON Energy                            137,737      10,522           0
ICON Financial                         104,440      15,535      72,579
ICON Healthcare                        292,840      26,480     351,884
ICON Leisure and Consumer Staples      401,048      44,919     176,283
ICON Information Technology            669,756      51,084     180,491
ICON Telecommunication & Utilities      98,701      15,795      43,602
ICON Industrials                       244,119      10,288      76,320
ICON Asia Region                       291,576      26,616     256,135
ICON North Europe                      310,516      34,112     220,106
ICON South Europe                       81,112       8,689      89,704
ICON South Pacific                           0           0           0
ICON Western Hemisphere                      0           0           0
ICON Fund                                    0           0           0
Short-Term Fixed Income                 30,268       3,059     533,769

The Advisor retains the right to use the name "ICON" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act which was repealed in 1999 prohibited banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act was not been clearly defined by the courts or appropriate regulatory agencies, management of a Fund believes that the Glass-Steagall Act did not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

                             ADMINISTRATIVE SERVICES

Under a separate written agreement, Meridian as ("Administrator") provides day-to-day administrative services to the Trust. The Administrator provides the Trust with office space, facilities and simple business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. Meridian compensates all personnel, officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates. From October 1996 until April 1, 1998, the Funds had retained an administrator other than Meridian. In April 1998, the Funds entered into a Co-Administration Agreement with Meridian and the prior administrator. As of March 1, 1999, the Funds have retained Meridian as the Administrator. Below is a table which shows the administration fees paid from inception.

-----------------------------------------------------------------------------------------------------
Administrative Fee paid to prior administrator-Inception through 9-30-97                $ 125,701
-----------------------------------------------------------------------------------------------------
Administrative Fee paid to prior administrator 10-1-97 through 9-30-98                  $ 182,127
-----------------------------------------------------------------------------------------------------


ICON FUNDS Statement of Additional Information PAGE 18

------------------------------------------------------------------------------------------------------------------------
Administrative Fee paid to Meridian 10-1-97 through 9-30-98                                                    $ 66,546
------------------------------------------------------------------------------------------------------------------------
Administrative Fee paid to prior co-administrator 10-1-98 through 2-28-99                                      $ 30,135
------------------------------------------------------------------------------------------------------------------------
Administrative Fee paid to Meridian as co-administrator and administrator 10-1-98 through 9-30-99              $ 141,461
------------------------------------------------------------------------------------------------------------------------

                                    CUSTODIAN

Firstar Bank Milwaukee, Post Office Box 701, Milwaukee, Wisconsin 53201, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

                                 TRANSFER AGENT

Firstar Mutual Fund Services, LLC, Post Office Box 701, Milwaukee, Wisconsin 53201, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL

PricewaterhouseCoopers LLP 1670 Broadway, Suite 1000 Denver, Colorado 80202 has been selected as independent accountants for the Trust for the fiscal year ending September 30, 2000. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is legal counsel to the Trust.

                                   DISTRIBUTOR

Meridian Clearing Corporation, 12835 E. Arapahoe Road, Tower II, Englewood, Colorado 80112, an affiliate of the Advisor, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered on a continuous basis. Shares of all ICON Funds, except the ICON Fund, are no-load, no 12b-1 (distribution\shareholder service) fee. The Class C shares of the ICON Fund carry a 1.00% 12b-1 fee and the Class I shares carry a 0.25% 12b-1 fee.

                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

The Advisory Agreement between the Trust and the Advisor requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. Under the Advisory Agreement, the Advisor is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Advisor must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will


ICON FUNDS Statement of Additional Information PAGE 19 review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Advisor would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Advisor may be relieved of expenses which it might otherwise bear.

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. The aggregate dollar amount of brokerage fees paid by the Funds for the most recent fiscal years are as follows:

                                     1999              1998                1997
ICON Materials                     $91,777           $238,749            $224,797
ICON Consumer Discretionary         76,184            138,972              20,267
ICON Energy                         25,661             69,414                   0
ICON Financial                      24,563             50,068              22,998
ICON Healthcare                    100,929            121,805             211,695
ICON Leisure and Consumer Staples  128,109             98,876              88,637
ICON Information Technology        114,662            105,308              57,749
ICON Telecommunication & Utilities  24,532            121,874              16,438
ICON Industrials                    26,200             14,011              29,534
ICON Asia Region                    65,179            104,289              92,427
ICON North Europe                   93,816            100,757             104,419
ICON South Europe                   33,177            129,283              40,549
ICON South Pacific                       0                  0                   0
ICON Western Hemisphere                  0                  0                   0
ICON Fund                                0                  0                   0

                        PURCHASE AND REDEMPTION OF SHARES

There is no sales charge on the purchase of Fund shares. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or simply complete the application form enclosed with the Prospectus. Shares of any Funds may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest any amount as often as they wish; however, the minimum investment in any one Fund is $1,000. Subject to the minimum investment amount, shares may also be purchased by exchange.


ICON FUNDS Statement of Additional Information PAGE 20

The Funds have authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

The Funds have also authorized one or more brokers to accept redemption orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

It is possible that in the future conditions may exist which would, in the opinion of the Funds' Advisor, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the Advisor may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Advisor based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging Fund shares are described in the Prospectus.

                      DETERMINATION OF SHARE OFFERING PRICE

The price (net asset value) of the shares of a Fund is determined as of 4:00 p.m., Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds' securities to materially affect the net asset value. In the event markets close early (such as on the eve of a holiday), net asset value per share will be determined as of such earlier time. The Funds are open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "About Your Account" in the Prospectus.

                                   TAX STATUS

TAXATION OF THE FUNDS -- IN GENERAL

As stated in its prospectus, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.


ICON FUNDS Statement of Additional Information PAGE 21

To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and time rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. To the extent that a Fund's net investment income does not arise from dividends on domestic common or preferred stock, the Funds' distributions will not qualify for the 70% corporate dividends-received deduction.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

                            OTHER TAX CONSIDERATIONS


ICON FUNDS Statement of Additional Information PAGE 22

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

There is a possibility that a foreign country (e.g. China with exchange control regulations) may restrict or limit the ability of the Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Those kind of restrictions or limitations could impact the Fund's ability to meet the distribution requirements described above.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes, and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of those shares, even if that income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. This type of income would be subject to the distribution requirements described above even if the Fund did not receive any income to distribute.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES
Under the IRS Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects those receivables or pays those liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other net investment income during a taxable year, any distributions made by the Fund could be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that those distributions exceed those shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.


ICON FUNDS Statement of Additional Information PAGE 23

Forward currency contracts and certain options entered into by the Fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the Fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities. The Fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the Fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES
Income received by the Fund from sources within other countries in which the issuers of securities purchased by the Fund are located, may be subject to withholding and other taxes imposed by those countries.

If the Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders those foreign taxes paid. However, there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible for an election with the IRS to "pass-through" to the Fund's shareholders the amount of foreign income and withholding taxes paid by the Fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund; (2) treat his pro rata share of foreign taxes as having been paid by him; and (3) either deduct his pro rata share of foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, the notification will designate (a) the shareholder's portion of the foreign taxes paid to each country; and (b) the portion of dividends that represents income derived from sources within each country.

 The amount of foreign taxes for which a shareholder may claim a credit in any year is subject to an overall limitation which is applied separately to "passive income," which includes, among other types of income, dividends and interest. However this limitation does not apply to individual shareholders to the extent of limits established under the code.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

                         CALCULATION OF PERFORMANCE DATA

UNDERSTANDING PERFORMANCE INFORMATION

This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports, advertisements, promotional materials, and the media. Each of the Funds may compare its performance to that of other mutual funds with similar investment objectives and to stock or other indices. Past performance is not representative of future performance.


ICON FUNDS Statement of Additional Information PAGE 24

Total Return tells you how much an investment in a Fund has changed in value over a given time period. It reflects any net increase or decrease in the share price, and assumes that all dividends and capital gains (if any) paid during the period were re-invested in additional shares.

Cumulative Total Return is the actual return of an investment for a specific time period. A cumulative return does not reflect how much the value of the investment may have fluctuated during the period.

Average Annual Return is hypothetical and should not be confused with actual yearly results. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period.

TOTAL RETURN

A Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                       n
               P(1+T) = ERV

                     Where:  P      =   a hypothetical $1,000 initial investment
                             T      =   average annual total return
                             n      =   number of years
                             ERV    =   ending redeemable value at the end of the
                                        applicable period of the hypothetical
                                        $1,000 investment made at the beginning of
                                        the applicable period.

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Pursuant to Item 21 of Form N-1A the Trust is providing average annual Total Returns for the active funds for the 1 year period ended September 30, 1999.

---------------------------------------------------------------------
                                                        1999
Fund                                                 Average Annual
                                                     Total Return
---------------------------------------------------------------------
ICON Materials Fund                                  11.65
---------------------------------------------------------------------
ICON Consumer Discretionary Fund                     25.78
---------------------------------------------------------------------
ICON Energy Fund                                     27.28
---------------------------------------------------------------------
ICON Financial Fund                                  10.05
---------------------------------------------------------------------
ICON Healthcare Fund                                 (5.34)
---------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund               14.76
---------------------------------------------------------------------
ICON Information Technology Fund                    119.53
---------------------------------------------------------------------
ICON Telecommunication & Utilities Fund              15.25
---------------------------------------------------------------------
ICON Industrials Fund                                16.89
---------------------------------------------------------------------


ICON FUNDS Statement of Additional Information PAGE 25

---------------------------------------------------------------------
ICON Asia Region Fund                                78.49
---------------------------------------------------------------------
ICON North Europe Region Fund                        12.78
---------------------------------------------------------------------
ICON South Europe Region Fund                        6.41
---------------------------------------------------------------------
ICON Short-Term Fixed Income Fund                    3.54
---------------------------------------------------------------------

A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

YIELD

A Fund may also advertise performance in terms of a 30 day yield quotation. The 30 day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                                        6
                 YIELD = 2 [ (A - B + 1)  - 1]
                              ---------
                                  CD

                 Where: A   =  dividends and interest earned during the period
                        B   =  expenses accrued for the period (net of
                               reimbursement)
                        C   =  the average daily number of shares outstanding
                               during the period that were entitled to receive
                               dividends
                        D   =  the  maximum  offering  price  per  share on the
                               last day of the period

The yield for the 30-day period ended September 30, 1999 for the Short-Term Fixed-Income Fund was 2.652985%.

NON-STANDARDIZED TOTAL RETURN

A Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide non-standardized total return results for differing periods, such as for the most recent six months. Such non-standardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

                   ADDITIONAL INFORMATION REGARDING THE FUNDS

The assets received by the ICON Funds, the Trust, from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund.


ICON FUNDS Statement of Additional Information PAGE 26

Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

As described in the prospectus, under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund or class of shares in a Fund, a separate vote of that Fund or class would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                                 CODE OF ETHICS

The Funds and Meridian have adopted a strict Code of Ethics that limits directors, officers, investment personnel and other Meridian employees in investing in securities for their own accounts. The Code complies in all material respects with the Investment Company Act of 1940. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate


ICON FUNDS Statement of Additional Information PAGE 27 adversely to the interests of the Funds or the Advisor's other clients. With certain exceptions, the Code of Ethics requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. Among others, the code of ethics provides an exemption from the pre-approval requirement for "de minimis" transactions or transactions involving no more than $5,000. The Funds and Meridian carefully monitor compliance with the Code of Ethics. The Code is available upon request by calling 1-888-389-ICON or writing:

                   Meridian Investment Management Corporation
                    12835 East Arapahoe Road, Tower II - P.H.
                            Englewood, Colorado 80112

                              FINANCIAL STATEMENTS

(1) The audited financial highlights with respect to the active series of the ICON Funds for the year ended September 30, 1999 and for the period from the commencement of operations through September 30, 1997 and 1998, are found in Part A of the Amended Registration Statement dated January 20, 2000.

SERIES COMMENCEMENT OF OPERATIONS
ICON Short-Term Fixed Income Fund February 7, 1997
ICON North Europe Region Fund February 18, 1997
ICON South Europe Region Fund February 20, 1997
ICON Healthcare Fund February 24, 1997
ICON Asia Region Fund February 25, 1997
ICON Information Technology Fund (formerly ICON Technology Fund)
 February 19, 1997
ICON Materials Fund (formerly ICON Basic Materials Fund) May 5, 1997 ICON Leisure and Consumer Staples Fund (formerly ICON Leisure Fund)
 May 9, 1997
ICON Industrials Fund (formerly ICON Transportation Fund) May 9, 1997 ICON Financial Fund (formerly ICON Financial Services Fund) July 1, 1997 ICON Consumer Discretionary Fund (formerly ICON Consumer Cyclicals Fund)
 July 9, 1997
ICON Telecommunication & Utilities Fund July 9, 1997


At September 6, 2000, the following funds had not yet commenced operations:
ICON Fund, ICON South Pacific Region Fund, and ICON Western Hemisphere Fund.


The financial statements for the fiscal period ended September 30, 1999, are hereby incorporated by reference from the Annual Report to Shareholders of that date.

(2) The unaudited financial statements for the six months ended March 31, 2000, are hereby incorporated by reference from the Semi-Annual Report to Shareholders of that date.

The reports have been delivered with this Statement of Additional
Information, unless previously provided. The Trust will promptly provide another copy, free of charge, upon request to:


                   Meridian Investment Management Corporation
                   12835 East Arapahoe Road, Tower II - P.H.
                   Englewood, Colorado  80112

                                OR

                        call 1-888-389-ICON

ICON FUNDS Statement of Additional Information PAGE 28